                                                                    EXHIBIT 10.1

                   SOFTWARE AND SERVICES ENGAGEMENT AGREEMENT
                            FEDERAL STATEMENT OF WORK

                                                           AGREEMENT #4904FS0629
                                                                 SOW# 4904FS0630

This Statement of Work ("SOW") # 4904FS0630 adopts and incorporates by reference the terms and conditions of Software and Services Engagement Agreement #4904FS0629 ("Base Agreement") between International Business Machines Corporation and First Virtual Communications, Inc. This SOW is effective beginning on 5/25/2004 and will remain in effect until 12/31/04. Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the Base Agreement and any applicable Work Authorizations ("WAs"). This SOW is a WA.

No Certifications and Representations are required for this purchase as this is not billable to the Federal Government.

1.0 SCOPE OF WORK SUMMARY

This document is focused on work required to integrate Click to Meet (CTM) 4.0 and Conference Server (CS) 7.3 with ***. This document does not discuss features outside of the context of this IBM deliverable.

2.0 DEFINITIONS

Except as listed below in this section 2.0, the definitions listed in Software and Services Engagement Agreement 4904FS0629 shall apply to this SOW.

3.0 PRODUCT(S) DESCRIPTION/PRICING

In support of initial integration of CTM 4.0 and CS 7.3 with ***, FVC will augment its Click to Meet ("CTM") product to support ***, and FVC will make certain modifications to the ***. FVC will provide support to IBM in evaluating this modified software and in preparing the software for use in demonstrations to potential customers.

These deliverables will be provided for a fixed cost of $90,000. See 11.3 Invoicing for details.

4.0 DESCRIPTION OF DEVELOPED WORKS AND RELATED DELIVERABLES AND SERVICES

FVC will provide the following software and services for initial development and testing (e.g. software deliverables not productized):

      1)    ***.
      2)    ***.
      3)    ***.
      4) Support to IBM in evaluating, debugging and otherwise preparing the software for use in demonstrations to potential customers.

5.0 ACCEPTANCE CRITERIA

The Developed Works and Related Deliverables and Services described in Sections
3.0 and 4.0, above, are deemed accepted upon IBM's execution of this SOW.

6.0 SUPPLIER'S RESPONSIBILITIES

6.1 IN ADDITION TO DELIVERING TOOLS, DEVELOPED WORKS, AND OTHER DELIVERABLES AND SERVICES ON SCHEDULE, SUPPLIER WILL:

- participate in progress reviews, as reasonably requested by Buyer, to demonstrate Supplier's performance of its obligations;

- maintain records to verify authorship of the Developed Work for four (4) years after the termination or expiration of this SOW. On request, Supplier will deliver or otherwise make available this information in a form specified by Buyer;

- as part of Supplier's importation requirements, provide to Buyer on the commercial invoice:

--------------------------------------------------------------------------------
*** The omitted portion has been filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.

Form Title:  Software and Services  Page 1 of 9    Form Release: 05/01
             Engagement Agreement                  Revision: 4/04
Form Owner:  Global Procurement

                   SOFTWARE AND SERVICES ENGAGEMENT AGREEMENT
                            FEDERAL STATEMENT OF WORK

                                                           AGREEMENT #4904FS0629
                                                                 SOW# 4904FS0630

1.    the Harmonized Tariff Code of the importing country for every Deliverable;
      and

2. an invoice description that provides enough detail to verify the categorical classification of every Deliverable.

6.2 SUPPLIER'S USE OF SUBCONTRACTORS

Not applicable. Only First Virtual Communications employees will work on this development program.

6.3 ASSET PROTECTION

In the event that assets are loaned to Supplier and there is no separate loan agreement in place between Buyer and Supplier for those assets, Supplier will be responsible for risk of loss and for the return of those assets to Buyer.

7.0 QUALITY MEASUREMENTS

Supplier has a product and service quality program that includes the assessment of software engineering, development, test, configuration and change management processes, assessment of the quality of Deliverables, Products and Services, and Supplier will document non-conformances, and performance targets. Supplier also has and can demonstrate the use of processes to correct errors or other non-conformances.

8.0 BUYER'S RESPONSIBILITIES

IBM shall act as the Prime Contractor for this *** opportunity. IBM shall provide performance oversight and monitoring of performance. IBM Purchasing Buyers are the only ones authorized to issue, modify, or terminate a purchase order under this SOW.

9.0 MUTUAL RESPONSIBILITIES

Not Applicable.

10.0 SCHEDULE FOR DELIVERABLES (OTHER THAN PROGRAM PRODUCTS)

There are no deliverables other than program products.

11.0 PAYMENTS

11.1 PAYMENT TERMS

For Services performed in accordance with this Agreement, IBM shall compensate Supplier as described in purchase orders or work authorizations issued under this Agreement, with terms of Net 45 days after receipt of a valid invoice.

11.2 HOLIDAY SCHEDULE AND NON-WORKDAYS ARE POTENTIALLY DESIGNATED AS FOLLOWS:

Memorial Day
Independence Day
Labor Day
Thanksgiving Day
Christmas Day
New Year's Day
Customer Designated Site Holidays

11.3 INVOICING

Supplier shall furnish the IBM Technical Coordinator with a COPY of all invoices submitted to IBM Accounts Payable.

All FOX or EDI transmissions shall include at a minimum the IBM Purchase Order Number, Purchase Order Line number, Supplier Personnel Name(s), Period of Performance and the total number of Hours Worked verses total number of Hours Committed. If it is an FFP order, Supplier must include IBM Purchase Order Number, Purchase Order line number and Period of Performance.

Supplier shall invoice in one amount of upon completion of requirements in Sections 3 and 4 of this SOW.

11.4 TRAVEL EXPENSE GUIDELINES:

All expenses are included within the FFP amount in Section 2 of this SOW.

--------------------------------------------------------------------------------
*** The omitted portion has been filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.

Form Title:  Software and Services  Page 2 of 9    Form Release: 05/01
             Engagement Agreement                  Revision: 4/04
Form Owner:  Global Procurement

                   SOFTWARE AND SERVICES ENGAGEMENT AGREEMENT
                            FEDERAL STATEMENT OF WORK

                                                           AGREEMENT #4904FS0629
                                                                 SOW# 4904FS0630

12.0 RESCHEDULING/CANCELLATION

Not applicable

13.0 COMMUNICATIONS

All communications between the parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.


                              BUSINESS COORDINATORS

FOR SUPPLIER                                    FOR BUYER
Name             Carolyn Wester                 Name          Paul Bury
Title                                           Title         Procurement Advisor
Address          3200 Bridge Parkway #202       Address       6300 Diagonal Highway,
                 Redwood City, CA 94065                       MS 003E  Boulder, Co.  80301
Phone            650-254-3533                   Phone         303-924-4873
Fax              650-801-6901                   Fax           303-924-0518
E-mail           cwester@fvc.com                E-mail        pbury@us.ibm.com

                             TECHNICAL COORDINATORS

FOR SUPPLIER                                    FOR BUYER
Name             Mark Reid                      Name          Marty Burns
Title            VP-Engineering                 Title         Architect
Address          542 Amherst St.                Address       NA
                 Nashua, NH  03063
Phone            (603) 886-9050,                Phone         (315) 884-1173
                 ext. 345
Fax              (603) 886-9051                 Fax           N/A
E-mail           mreid@fvc.com                  E-mail        mjburns@us.ibm.com

14.2 ELECTRONIC COMMERCE

Unless previously submitted by Supplier, in order to initiate electronic transfer of payments associated with this SOW, Supplier will complete the attached form entitled "Authorization for Electronic Funds Transfer" and fax the completed form to Accounts Payable at the number included on the form.

14.0 FEDERAL ACQUISITION REGULATION REFERENCES

Not Applicable

15.0 PRIME CONTRACT FLOW DOWN PROVISIONS

Not Applicable

16.0 FEDERAL CHANGES TO THE BASE AGREEMENT

Not Applicable

17.0 ADDITIONAL TERMS AND CONDITIONS

17.1 EXPORT OF TECHNICAL DATA

Supplier will not, nor will Supplier authorize or permit Supplier Personnel to disclose, export or re-export any of Buyer's information, or any process, Deliverable, or Service that is produced under this Agreement, without prior notification and compliance with all applicable Federal, State and local laws, regulations and ordinances, including the regulation of the US Department of Commerce and/or the US Department of State. In addition, Supplier agrees to notify Buyer if Supplier is listed in the Denied Parties List published by the Department of Commerce, or if Supplier export privileges are otherwise denied, suspended, or revoked in whole or in part.

17.2 SMALL, DISADVANTAGED, WOMEN-OWNED AND HUBZONE BUSINESSES

Not Applicable


Form Title:  Software and Services  Page 3 of 9    Form Release: 05/01
             Engagement Agreement                  Revision: 4/04
Form Owner:  Global Procurement

                   SOFTWARE AND SERVICES ENGAGEMENT AGREEMENT
                            FEDERAL STATEMENT OF WORK

                                                           AGREEMENT #4904FS0629
                                                                 SOW# 4904FS0630

17.3 NOTIFICATION OF DEBARMENT/SUSPENSION

By acceptance of this Agreement either in writing or by performance, Supplier certifies that as of the date of award of this Agreement neither Supplier, nor any of Supplier's principals, is debarred, suspended, or proposed for debarment by the Federal Government or any State Government. Further, Supplier shall provide immediate written notice to Buyer in the event that during the performance of this Agreement and any Release Orders placed hereunder, Supplier or any of Supplier's principals is debarred, suspended, or proposed for debarment by the Federal Government or any State Government.

17.4 COMPLIANCE WITH LAWS UNIQUE TO GOVERNMENT CONTRACTS

Not Applicable

17.5 DOCUMENTATION

Documentation supporting all invoice charges shall be sent via fax to the IBM Global Services Technical Coordinator. Supporting documentation includes, but is not limited to travel receipts and itemized expense accounts, copies of freight bills, contractor time sheets, and evidence that Deliverables and Services were completed per the Agreement and Release Order placed under this Agreement. Other supporting documentation shall be sent immediately after the event which generated the expense. SUPPORTING DOCUMENTATION SHALL NOT BE DEEMED PROPERLY RECEIVED BY BUYER IF IT IS SENT TO ACCOUNTS PAYABLE RATHER THAN TO THE TECHNICAL COORDINATOR.

17.6 INDEMNIFICATION FOR DEFECTIVE COST OR PRICING DATA

Not Applicable

18.0 NEGOTIATED CHANGES TO THE BASE AGREEMENT

19.0 STATEMENT OF WORK ORDER OF PRECEDENCE

The order of precedence is stated in the Base Agreement under "Prior Communications and Order of Precedence." In the event of a conflict between the SOW Sections 15.0, 16.0, 17.0, 18.0 and 19.0 of this SOW, the order of precedence will be 19.0, 18.0, 17.0, 16.0 and 15.0.

20.0 OPTIONAL CLAUSES

This SOW is a Work Authorization ("WA") as defined by the Base Agreement and Supplier is authorized to complete all work described in this document.

ACCEPTED AND AGREED TO:                                 ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION             FIRST VIRTUAL COMMUNICATIONS, INC.
By:/s/ Paul Bury                        8/17/04         By:/s/ Mark D. Reid                     8/17/04
___________________________________________________     _________________________________________________
Buyer Signature                          Date           Supplier Signature                       Date

PAUL BURY                                               MARK D. REID
___________________________________________________     _________________________________________________
Printed Name                                            Printed Name

Staff Procurement Professional - Customer Solutions
Procurement - Federal                                   VP-Engineering
___________________________________________________     _________________________________________________
Title & Organization                                    Title & Organization
___________________________________________________     _________________________________________________
Buyer Address:                                          Supplier Address:
 6300 Diagonal Highway MS 003E                          3200 Bridge Parkway Suite 202
 Boulder,  Co 80301                                     Redwood City, CA  94065-1169
 USA                                                    USA

Form Title:  Software and Services  Page 4 of 9    Form Release: 05/01
             Engagement Agreement                  Revision: 4/04
Form Owner:  Global Procurement

                   SOFTWARE AND SERVICES ENGAGEMENT AGREEMENT
                            FEDERAL STATEMENT OF WORK

                                                           AGREEMENT #4904FS0629
                                                                 SOW# 4904FS0630


(IBM LOGO)
International Business Machines
1701 North Street
Endicott, NY 13760

                  AUTHORIZATION FOR ELECTRONIC FUNDS TRANSFER

You hereby authorize IBM to initiate credit entries to the account listed below in connection with agreed upon Electronic Data Interchange (EDI) transactions between our companies. You agree that such transactions will be governed by the National Automated Clearing House Association (ACH) rules. This authority is to remain in effect until IBM has received written notification of termination in such time and such manner as to afford IBM a reasonable opportunity to act on it. You also authorize the Bank listed below to verify your account information as necessary to establish the EFT. IN NO EVENT SHALL IBM BE LIABLE FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES AS A RESULT OF THE DELAY, OMISSION OR ERROR OF AN ELECTRONIC CREDIT ENTRY, EVEN IF IBM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. You are required to provide IBM prompt written notice regarding the initiation, change, or termination of any relationship in which you authorize a Third Party to receive payment from IBM on your behalf. Payments made by IBM to a Third Party you authorize within this form to accept payments on your behalf shall satisfy any payment obligation from IBM to you and shall constitute payment in full for such obligation. This agreement shall be governed by the laws of the State of New York.

TRADING PARTNER NAME:

REMIT TO ADDRESS              THIS SHOULD BE THE REMIT TO ADDRESS SHOWN ON YOUR
                              INVOICES

Street Address/PO Box
City, State, Zip
Company Tax ID Number

BANKING INFORMATION           THIS MUST BE A U.S. DOMESTIC BANK TO USE THIS FORM
Name of Bank
Street Address/PO Box
City, State Zip
Title on Bank Account**
(Should Read Exactly as Listed on Bank Statement)
**If Name on Bank Account differs from Trading Partner Name, provide a description of relationship (ex: Parent/sub, factoring company, other 3rd party receivable, etc) on your company letterhead, attach documentation of this relationship, and check the box here to indicate that the other entity is an Agent of Trading Partner and authorized to accept payments from IBM on behalf of Trading Partner: [ ].

EFT INFORMATION               OBTAIN THIS INFORMATION DIRECTLY FROM YOUR BANK

Bank ABA Number:
(also known as Bank Routing Number)        (Must be 9 digit number)
Bank Account Number

YOUR BANK CONTACT                          PERSON AT YOUR BANK WHO WE CAN
                                           CONTACT TO VERIFY BANKING INFORMATION
Contact Name/Title                         Name:                       Title:
Contact Phone/Fax                          Phone: (  )                 Fax (  )

REMIT ADVICE OPTION                        CHECK ONE (SEE INSTRUCTIONS FOR HELP)
Remit advice sent directly to your
EDI/Forms Exchange/WOI Mailbox             _ 1 ________________________________
                                               Fill in your EDI/Forms Exchange/
                                               WOI UserID above
Remit Advice sent to your bank w/payment
                                           _ 2

AUTHORIZATION                              Authorized Signature (MUST BE SIGNED)


Form Title:  Software and Services  Page 5 of 9    Form Release: 05/01
             Engagement Agreement                  Revision: 4/04
Form Owner:  Global Procurement

                   SOFTWARE AND SERVICES ENGAGEMENT AGREEMENT
                            FEDERAL STATEMENT OF WORK

                                                           AGREEMENT #4904FS0629
                                                                 SOW# 4904FS0630

Signature:
Date:
Name:
Title:
Phone: (       )
Fax:(      )
E-Mail Address:

A COPY OF A VOIDED CHECK IS RECOMMENDED TO VALIDATE YOUR EFT BANKING INFORMATION. Please fax this form along with a copy of a voided check to (845) 491-3399, Attentions: EFT Team.

Form Title:  Software and Services  Page 6 of 9    Form Release: 05/01
             Engagement Agreement                  Revision: 4/04
Form Owner:  Global Procurement

                   SOFTWARE AND SERVICES ENGAGEMENT AGREEMENT
                            FEDERAL STATEMENT OF WORK

                                                           AGREEMENT #4904FS0629
                                                                 SOW# 4904FS0630

The following instructions will assist you in filling out the EFT Authorization Form accurately. These instructions are designed to prevent errors which cause delays in you EFT setup. If you have additional questions, information can be found on our internet website at http://www-1.ibm.com/procurement/proweb.nsf/ ContentDocsByTitle/United+States~EFT+Process?OpenDocument&Parent=EDI+Invoicing or e-mail eftsetup@us.ibm.com.

TRADING PARTNER NAME:
This is the name of your company.

REMIT TO ADDRESS:

This is the address for which your invoices read "send payments to:" This is not to be confused with your company's physical location; however it may be the same. A rule of thumb is: Where should payments be mailed in the event a paper check needs to be cut?

BANKING INFORMATION:

This is the physical location of the bank you use. If you use a branch, please supply the branch's address in this section.

TITLE ON BANK ACCOUNT:

This should be the exact name as shown on your monthly Bank Statements. If the name (Title) on your bank account differs from your company name, we will need a written explanation on your company letterhead of the relationship between the name on the account and your company name. This letter can be faxed in along with the EFT Authorization Form.

EFT INFORMATION:

We recommend that you obtain this information directly from you bank. The information needed is the Routing/ABA# (American Banking Association) of your bank, and your company's individual Account #. When asking the bank for this information, let them know that IBM intends to send EFT payments to you account using the ACH (Automated Clearing House). It is important to note that IBM is sending an EFT payment through the ACH, we are not sending a Wire payment. Wire payments and EFT payments are not the same. For additional backup, we recommend that you send a copy of a voided check along with the EFT Form.

BANK CONTACT:

This should be an employee of your bank whom IBM can contact to verify that the banking information supplied is correct.

REMIT ADVICE OPTION:

This determines where IBM sends your remittance advice for payments that are sent electronically. IBM offers two options:

Option 1: You must be an EDI/Forms Exchange (FOX)/WOI enabled supplier to use this option. IBM will electronically send your remittance to your EDI/FOX/WOI in-box. You will normally receive your remittance advice 1 to 2 days prior to the date the funds will be available in your account. Please provide your EDI/FOX/WOI mailbox/userid in the space to the right of the option 1 check-box. Option 1 is recommended for all EDI/FOX/WOI users.

Option 2: IBM will electronically send your remittance to your bank along with the payment. When choosing this option you will need to set up an agreement with your bank for them to forward you this information. (IBM will be sending the payment and remittance advice in an X-12 820 CTX file via the ACH).

SIGNATURE/COMPANY CONTACT:

The form must be signed by someone in your company who has the authorization to permit IBM to electronically send payments to your company's bank account. Please provide all the requested information for this individual. INTERNATIONAL BUSINESS MACHINES CORPORATION
1701 North St.
Endicott, NY 13760

Form Title:  Software and Services  Page 7 of 9    Form Release: 05/01
             Engagement Agreement                  Revision: 4/04
Form Owner:  Global Procurement

                   SOFTWARE AND SERVICES ENGAGEMENT AGREEMENT
                            FEDERAL STATEMENT OF WORK

                                                           AGREEMENT #4904FS0629
                                                                 SOW# 4904FS0630

The Certificate of Originality questionnaire may be used to cover one complete Developed Works, even if that Developed Works includes multiple modules. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.

      - The following Certificate of Originality applies to all Developed Works described in this Statement of Work.

      - Was any portion of the software material written by anyone other than you or your employees within the scope of their employment? YES _____ NO _____ If YES, identify the author and the circumstances:

1) Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion:

      a)    Specify for each involved party the name, address, and citizenship:

      b) If the party is a company, how did it acquire title to the software material (e.g., software material was written by company's employees within the scope of their employment)?

      c) If the party is an individual, did he/she create the software material while employed by or under contractual relationship with another party? YES _____ NO ______ If YES, provide name and address of the other party and explain the nature of the contractual relationship:

2) How did you acquire title to the software material written by the other party?

      - Are any copyright, confidentiality, or proprietary notice(s) present on the software material(s)? YES _____ NO ______ If YES, please describe such notice(s).

      - Was any portion of the software material (e.g., Code, associated documentation or Externals) derived from preexisting works (either yours or a third party's), including any code from freeware, shareware, electronic bulletin boards, or the Internet? YES _____ NO ______ If YES, please identify the material, author, owner and copyright notice, if any, for each of the preexisting materials.

      - Does any of the software materials (e.g., Code, associated documentation or Externals) include recognizable voices, pictures or other likenesses? YES ____ NO ______ If YES, how did you acquire rights to use such recognizable voices, pictures or other likenesses?

      - Provide an explanation of any other circumstance which might affect Buyer's ability to reproduce, distribute and market this software material, including whether your software material was prepared from any preexisting materials which have any: a) confidentiality or trade secret restrictions to others; b) known or possible royalty obligations to others; and c) used other preexisting materials developed for another party or customer (including government) where you may not have retained full rights to such other preexisting materials.

Authorized Signature:      ________________________

Name:                      ________________________

Title:                     ________________________

Date:                      ________________________


Form Title:  Software and Services  Page 8 of 9    Form Release: 05/01
             Engagement Agreement                  Revision: 4/04
Form Owner:  Global Procurement

                   SOFTWARE AND SERVICES ENGAGEMENT AGREEMENT
                            FEDERAL STATEMENT OF WORK

                                                           AGREEMENT #4904FS0629
                                                                 SOW# 4904FS0630

Confirmation of Assignment of Copyright for all copyrightable material which Supplier is assigning to Buyer. The Assignment must be notarized.

Supplier grants and assigns to Buyer all rights, title and interest throughout the world in the copyright on the Deliverable described in Section __ of this Statement of Work, such grant and assignment to Buyer, its successors and assigns for the duration of all such rights, title and interest and any renewals or extensions thereof, provided that Supplier's ownership of copyright on the preexisting work entitled (<<<<< Name of Preexisting Work >>>>>) will not be affected by this Confirmation of Assignment of Copyright.

Authorized Signature:      ________________________

Name:                      ________________________

Title:                     ________________________

Date:                      ________________________


Notary:

Before me this _____ day of ___________________, 200_ personally appeared:
_______________________, to me known to be the person who is described in and who executed the forgoing assignment instrument and acknowledged to me that he/she executed the same of his/her own free will for the purpose therein expressed and on behalf of (<<<<< Supplier's full Name >>>>>) as (<<<<< Title of Signer >>>>>) thereof.


------------------------------------------------
Notary Public or Consular Office of the United States of America

                                                        (NOTARY SEAL)

Form Title:  Software and Services  Page 9 of 9    Form Release: 05/01
             Engagement Agreement                  Revision: 4/04
Form Owner:  Global Procurement